Exhibit 24.1
                                                              Powers of Attorney


                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  July 29, 1997

                                               /s/ Thomas A. Carr
                                               ---------------------------------
                                               Thomas A. Carr

                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  July 29, 1997

                                               /s/ Debra A. Volpicelli
                                               ---------------------------------
                                               Debra A. Volpicelli

                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  July 29, 1997

                                               /s/ Andrew F. Brimmer
                                               ---------------------------------
                                               Andrew F. Brimmer

                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  July 29, 1997

                                               /s/ Caroline S. McBride
                                               ---------------------------------
                                               Caroline S. McBride

                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  July 29, 1997

                                               /s/ J. Marshall Peck
                                               ---------------------------------
                                               J. Marshall Peck

                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  August 1, 1997

                                               /s/ William D. Sanders
                                               ---------------------------------
                                               William D. Sanders

                                POWER OF ATTORNEY

        Each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr and Brian K. Fields, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-8, any additional registration statement relating to the foregoing and filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Securities Act and any rules and regulations promulgated thereunder, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.


DATED:  July 29, 1997

                                               /s/ Wesley S. Williams, Jr.
                                               ---------------------------------
                                               Wesley S. Williams, Jr.